Exhibit 99.2

 EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT, dated as of June 23, 2008 (this “Employment  Agreement”), by and between South Texas Oil Company, a Nevada corporation (the “Company”), having a place of business at 300 E. Sonterra Blvd., San Antonio, Texas 78258, and Wayne Psencik (the “Employee”).

RECITAL

WHEREAS, the Company desires to engage Employee’s services, and Employee desires to perform such services, upon the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, the compensation and benefits received by the Employee from the Company and the access given the Employee to the Company’s confidential information and the Company’s customers, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and with the Company’s recognition of the knowledge and expertise provided by the Employee being acknowledged, the Company and the Employee hereby agree as follows:

1. Term of Employment.

Subject to the termination provisions set forth elsewhere in this Employment Agreement, the initial term of this Employment Agreement and the Employee’s employment hereunder shall be for a term of ninety (90) days from the date of this Employment Agreement (the “Initial Term”). Upon the ratification of this Employment Agreement by the Company’s stockholders in accordance with Article XII of the Company’s bylaws (“Shareholder Ratification”), this Employment Agreement shall be extended after the Initial Term for an additional three (3) year term (the “Extended Term”), and all other terms and conditions of this Employment Agreement shall continue to be binding on the Company without change, modification or amendment. If this Employment Agreement is so ratified, then the Extended Term shall be automatically extended after such three-year Extended Term for additional successive one (1) year terms (the “Additional Terms”) unless either party gives written notice of termination to the other party not less than ninety (90) days prior to the end of the Extended Term or any such Additional Term (in which event this Employment Agreement shall terminate effective as of the close of the then existing Employment Term). The Initial Term, Extended Term, and any Additional Terms of this Employment Agreement as provided in accordance with this Section 1, to the extent each is applicable, if at all, are collectively referred to in this Employment Agreement as the “Employment Term.” This Employment Agreement and the parties’ obligations hereunder shall terminate at the end of the Employment Term, except as otherwise provided herein; for avoidance of doubt, at the end of the Employment Term, the Employee shall be an at-will employee of the Company if the Company and the Employee agree to such continued employment.

South Texas Oil Company
Psencik Employment Agreement
June 2008

2. Position and Duties.

(a) During the Employment Term, the Employee shall serve as Chief Operating Officer. The Employee shall have such duties, functions, responsibilities, and authority as are from time to time delegated to the Employee by the Board of Directors of the Company (the “Board”) or are otherwise consistent with the duties, responsibilities and authority of the executive office held by the Employee; provided that with respect to any specifically delegated duties, functions, responsibilities and authority, such duties, functions, responsibilities, and authority are reasonable and customary for a person serving in the office/position of a public company comparable to the Company.

(b) During the Employment Term, the Employee shall: (i) devote substantially all of his time during normal business hours to the business of the Company, fulfill his duties and obligations under this Employment Agreement and use his best efforts, judgment and energy to perform, improve and advance the business and interests of the Company in a manner consistent with the duties of his position; provided, however, that Employee shall not be prevented from serving as a member of the board of directors of a corporation if the Company determines that such membership is not adverse to its interests; (ii) not engage in any business activities that are directly or indirectly competitive with any business conducted by the Company or any of its subsidiaries or affiliates; (iii) observe and carry out such reasonable rules, regulations, policies, directions and restrictions as may be established from time to time by the Board, including but not limited to, the standard policies and procedures of the Company as in effect from time to time; and (iv) do such traveling as may be required in connection with the performance of such duties and responsibilities.

(c) The Employee acknowledges that this Employment Agreement contains a non-disclosure of proprietary information and non-competition provisions, and the Employee agrees to comply with these provisions. The Employee understands that entering into and complying with these provisions is a condition to the Employee’s continued employment with the Company and that failure to comply with the terms of these provisions may result in immediate termination from employment.

(d) In connection with the Employee’s employment by the Company under this Employment Agreement, the Employee shall be based at the principal executive offices of the Company, located as of the date hereof in San Antonio, Texas, except for such reasonable travel or field work as the performance of the Employee’s duties in the business of the Company may require. Notwithstanding the foregoing, the Board may, in its discretion, determine to relocate the principal offices of the Company for any necessary business purpose, and doing so shall not be a breach of this Employment Agreement.

South Texas Oil Company
Psencik Employment Agreement
June 2008

3. Hours of Work.

The Employee’s normal days and hours of work shall coincide with the Company’s regular business hours. The nature of the Employee’s employment with the Company requires flexibility in the days and hours that the Employee must work, and may necessitate that the Employee works on other or additional days and hours. The Company reserves the right to require the Employee, and the Employee agrees, to work during other or further days or hours than the Company’s normal business hours.

4. Compensation and Benefits.

(a) Base Salary. During the Employment Term, the Company shall pay to the Employee for his services hereunder a base salary (“Base Salary”) at the rate of $180,000.00 per year, payable in installments in accordance with the general payroll practices of the Company, or as otherwise mutually agreed upon by the Company and the Employee, but no less often than twice monthly. The Employee’s Base Salary may be subject to such adjustments as may be determined from time to time by the Board in its sole discretion; provided, however, in no event shall the Employee’s Base Salary be reduced unless such reduction is part of a salary reduction applicable to all similarly situated employees of the Company based upon the Company’s financial condition.

(b) Equity Awards.

(i) Stock Award. The Company shall grant to the Employee, within seven (7) days of the date of this Employment Agreement (the date of such grant, the “Grant Date”) the right to be issued by the Company that number of shares of the common stock of the Company (“Common Stock”) equal in value to an aggregate of $3,000,000, in three separate tranches, each tranche having a value of $1,000,000 to be calculated as set forth below (the “Stock Award Rights”), on the following dates (the “Issue Dates”), provided that as of each such issuance this Employment Agreement has not terminated: first tranche, within five (5) days after the Grant Date; second tranche, June 23, 2009; third tranche, June 23, 2010. The shares of Common Stock to be issued pursuant to the Stock Awards Rights (the “Restricted Shares”) may not be sold, transferred or hypothecated by the Employee unless and until such date, if any, that both (X) the respective Lapse Date for such Restricted Shares has occurred, and (Y) the Employee has been continuously employed by the Company from and including the date hereof and through and including the respective Lapse Date. Notwithstanding anything to the contrary herein, in no event shall any Restricted Shares be issued after the termination of this Employment Agreement.

Upon the satisfaction of the conditions set forth above in subparts (X) and (Y) of Section 4(b)(i) with respect to any Restricted Shares, the restrictions on sale, transfer and hypothecation of such Restricted Shares shall lapse, without the necessity of further action by Employee or the Company, as to such Restricted Shares. The “Lapse Dates” for the Restricted Shares shall be the following dates: January 1, 2009 (first tranche), January 1, 2010 (second tranche), and January 1, 2011 (third tranche).

South Texas Oil Company
Psencik Employment Agreement
June 2008

The number of Restricted Shares issued in the first tranche shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the Grant Date on which the Common Stock was traded on the Principal Market for the Common Stock. The number of Restricted Shares issued in the second and third tranches, respectively, shall be determined by dividing $1,000,000 by the average of the Weighted Average Price of a share of Common Stock on for the most recent five (5) trading days preceding the first (second tranche) and second (third tranche) anniversary dates of this Agreement, respectively, on which the Common Stock was traded on the Principal Market for the Common Stock.

The Stock Award Rights and the Restricted Shares, and the issuance of both, shall be subject to the terms and conditions of an award agreement to be entered into between the Employee and the Company upon the grant of the Stock Award Rights, which award agreement shall be in a form acceptable to the Company in its discretion.

 (ii)  Performance Option Award. The Company’s Board of Directors shall, within seven (7) days of the date of this Employment Agreement, approve the award to the Employee of the right to be issued by the Company an option under the Option Plan (as defined below) to purchase 833,334 shares of Common Stock (the “Performance Option”) and an equity incentive compensation plan pursuant to which the Performance Option may be issued to the Employee (the “Option Plan”); provided that, the Performance Option, the right to be issued the Performance Option and the award of both shall be effective and binding on the Company only upon and subject to Shareholder Ratification and stockholder approval of the Option Plan, and in no event shall the Performance Option be issued or exercisable until stockholder approval of the Option Plan.

The Performance Option shall be subject to the terms and conditions of a Stock Option Agreement between the Employee and the Company (the “Option Agreement”) in the form attached hereto as Exhibit B, and such terms and conditions shall include the following: (A) the grant date of the right to be issued the Performance Option shall be the date on which the Company’s Board of Directors approves the award of the Performance Option (the “Option Grant Date”), (B) the exercise price under the Performance Option shall be the “fair market value” of Common Stock on the Option Grant Date (if “fair market value” is defined in the Option Plan), or such other exercise price as determined pursuant to the Option Plan, (C) the term of the Performance Option shall be ten (10) years, and (D) the Performance Option shall vest and become exercisable with respect to shares thereunder to the extent that the Company has achieved its Performance Objectives as set forth in Exhibit A (so long as the Employee is an employee of the Company on such date of vesting).

(iii) Other Definitions. For purposes of this Employment Agreement, “Weighted Average Price” means, for the Common Stock, the volume-weighted average price for the Common Stock on the Principal Market during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function. If the Weighted Average Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Weighted Average Price of the Common Stock on such date shall be the fair market value of the Common Stock as determined by the Board in its sole discretion. All determinations of Weighted Average Price shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined. For purposes of this Employment Agreement, “Principal Market” means the NASDAQ Global Market as long as the Common Stock is listed on the NASDAQ Global Market; provided that if after the date of this Employment Agreement the Common Stock is listed on another national securities exchange, then “Principal Market” shall mean such national securities exchange.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(iv) Other Awards. The Employee shall be eligible to receive other awards of Common Stock, options and other securities of the Company pursuant to and in accordance with the terms and conditions set forth in any equity plan adopted by the Board and approved by the Company’s stockholders, if required.

(v) Representations. In connection with the grant to the Employee of the Common Stock pursuant to be Sections 4(b)(i) and Options pursuant 4(b)(ii) (collectively, the “Equity Awards”), Employee represents, warrants and covenants to the Company that:

(A) The Equity Awards to be acquired by Employee pursuant to this Employment Agreement will be acquired for Employee’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933 (the “Securities Act”) or any applicable state securities laws, and the Equity Awards will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(B) Employee is an executive officer of the Company and Employee is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Equity Awards.

(C) Employee is able to bear the economic risk of his investment in the Equity Awards for an indefinite period of time because the Executive Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(D) Employee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Equity Awards and has had full access to such other information concerning the Company as he has requested.

(E) Employee is a resident of the State of Texas.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(F) Employee has been advised to consult with independent legal counsel regarding his rights and obligations under this Employment Agreement, in particular with respect to the Equity Awards. Employee fully understands the terms and conditions contained herein. Employee has been advised to obtain advice from Persons other than the Company and its counsel regarding the tax effects of the Equity Awards contemplated hereby.

(G) Employee has read, executed and delivered to Company a counterpart to the Option Agreement attached hereto as Exhibit B, by which Employee agreed to be bound by all of the terms and conditions thereof.

(vi) Reaffirmation of Representations. The Company and the Employee agree that the Company shall be obligated to make the grants of Equity Awards pursuant to Sections 4(b)(i), 4(b)(ii), and 4(b)(iv) only if the Employee confirms in writing at the time of such grants, that each of the representations and warranties set forth in Section 4(b)(v) are true and accurate in all respects, as of such grant date, as if made on such grant date.

(vii) Legend. In addition to any other legends required by the Company, certificates representing the Equity Awards shall bear a legend in substantially the following form unless when granted they have been registered under the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THE HAVE BEEN REGISTERED UNDER THE ACT AND SUCH SECURITIES LAWS OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, HAS BEEN GIVEN BY COUNSEL SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

(viii) Employment Obligation. As an inducement to the Company to issue the Equity Awards to Employee pursuant to Section 4(b), and as a condition thereto, Employee acknowledges and agrees that neither the issuance of the Equity Awards to Employee, nor any provision contained in this Employment Agreement, shall entitle Employee to remain in the employment of the Company or any of its subsidiaries or shall affect the right of the Company or any of its subsidiaries to terminate Employee’s employment at any time for any reason.

(c) Employee Benefits. During the Employment Term, the Employee shall be entitled to participate in all employee benefit plans (including executive bonus plans, cash bonus awards and long-term incentive plans), programs and arrangements that are generally made available by the Company to its senior executives. In addition to the rights of the Employee set forth in the preceding sentence, the Company shall provide health, dental, disability and life insurance for the Employee under such group health, dental, disability and life insurance plans maintained by the Company for its full-time, salaried employees (subject to the terms and conditions thereof). Nothing herein shall require the Company to adopt or maintain any type of benefit plan or policy; provided, however, the Company shall provide health insurance for the Employee and his family at all times during the Employment Term. The Employee acknowledges that any such plan or policy will be subject to deductibles and co-pay requirements

South Texas Oil Company
Psencik Employment Agreement
June 2008

(d) Expenses. During the Employment Term, the Employee shall be entitled to receive reimbursement upon a timely basis (according to the then-current practices of the Company) for all reasonable and necessary out-of-pocket expenses incurred by the Employee in connection with performing his duties and responsibilities hereunder, that are reimbursable in accordance with the Company’s policies from time to time in effect, upon the presentation by the Employee of an itemized monthly accounting of such expenditures, including receipts where required by Company policy or federal income tax regulations.

5.  Vacation.

The Employee shall be entitled to accrue, pro rata, fifteen (15) vacation days for each annual period during the Employment Term. Vacation days shall be used during the applicable annual period in which they are accrued. The Employee shall be entitled to carry over up to five (5) accrued vacation days from one annual period to the next and all the rest of the accrued vacation time that the Employee does not use during the applicable annual period in which they were accrued shall be forfeited unless the Company shall have requested the Employee, in writing, to modify or postpone a previously planned vacation.

6. Termination of Employment.

(a)  For Cause. The Company may terminate the Employee’s employment at any time hereunder for Cause (as defined below) (a “For Cause Termination”) upon written notice to the Employee. For purposes of this Employment Agreement, “Cause” means any of the following:

(i) dishonesty by the Employee in the performance of his duties and obligations to the Company;

(ii) the Employee’s conviction of, or entering a plea of guilty, nolo contendere or comparable plea to, any felony or to any misdemeanor involving moral turpitude;

(iii) any willful act or omission by the Employee that is, or is likely to be, materially injurious to the financial condition or business reputation of the Company, as determined by the Board of the Company or an independent committee of the Board of the Company, after written notice from the Company specifying the facts which constitute Cause under this subsection is delivered to the Employee, and the Employee is given the opportunity to address the Board or such independent committee with respect to such Cause;

South Texas Oil Company
Psencik Employment Agreement
June 2008

(iv) a breach by the Employee of any material covenant contained in this Employment Agreement that is to be observed or performed by the Employee, and the Employee fails to cure such breach or its effects within 30 days of receiving written notice from the Company specifying the facts which constitute Cause under this subsection;

(v) a breach by the Employee of any of the written policies of the Company the result of which is, or is likely to be, materially injurious to the Company, as determined by the Board of the Company or an independent committee of the Board of the Company, and the Employee fails to cure such breach or its effects within 30 days of receiving written notice from the Company specifying the facts which constitute Cause under this subsection;

(vi) any appropriation by the Employee of a corporate opportunity or a material corporate asset;

(vii) the Company being unable to register its securities with the United States Securities and Exchange Commission or listed on a stock exchange due to the failure of the Employee to make a disclosure with respect to the Employee’s background; or

(viii) the failure or refusal by the Employee to comply with a written lawful directive by the Board or any committee of the Board that is not inconsistent with the terms hereof, and the Employee fails to cure such failure or refusal or its effects within 30 days of receiving written notice from the Company specifying the facts which constitute Cause under this subsection.

(b)  Without Cause. The Company may in its sole and absolute discretion terminate Employee’s employment hereunder at any time without Cause for any or no reason. For purposes of this Employment Agreement, a “Without Cause Termination” means a termination by the Company of Employee’s employment hereunder other than pursuant to a For Cause Termination. For avoidance of doubt, termination by reason of Disability is not a termination by the Company.

(c) Death. The Employee’s employment hereunder shall terminate automatically upon his death.

(d) Disability. If the Disability (as defined below) of the Employee occurs during the Employment Term, the Company may notify the Employee of the Company’s intention to terminate the Employee’s employment hereunder for Disability. In such event, the Employee’s employment hereunder shall terminate effective on the 30th day following the date such notice of termination is received by the Employee (the “Disability Effective Date”). For purposes of this Employment Agreement, the “Disability” of the Employee shall be deemed to have occurred at such time as the Board determines, in its reasonable discretion, (i) that despite any reasonable accommodation required by law, the Employee is unable to perform the essential functions of his position hereunder as a result of his physical or mental incapacity and (ii) that such inability has existed or is likely to exist for a period of ninety (90) days or more in any twelve (12) month period or for sixty (60) consecutive days.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(e) Termination by the Employee for Good Reason. The Employee may terminate his employment hereunder if (i) there occurs a material breach by the Company of any provision of this Employment Agreement; or (ii) the Employee’s Base Salary is reduced by 25% of Employee’s then current salary; or (iii) the Company’s Board of Directors, in its reasonable discretion, determines to relocate the principal offices of the Company out of San Antonio, Texas, for any necessary business purpose, provided that the Employee has given the Company written notice within ninety (90) days of the occurrence of any event described in (i) through (iii) hereof and the event is not cured within thirty (30) days after such notice, and the Employee terminates his employment hereunder within thirty (30) days of the expiration of the aforesaid thirty (30) day cure period. For purposes of this Employment Agreement, a “Good Reason Termination” means a termination by the Employee of Employee’s employment hereunder pursuant to this Section 6(e).

(f) Notice of Termination. Any termination of the Employee’s employment hereunder by the Company or by the Employee (other than a termination pursuant to Section 6(c)) shall be communicated by a Notice of Termination (as defined below) to the other party hereto. For purposes of this Employment Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Employment Agreement relied upon, (ii) in the case of a termination for Disability or a For Cause Termination or a Good Reason Termination, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee’s employment under the provision so indicated, and (iii) specifies the Employment Termination Date (as defined in Section 6(g) below). The failure by the Company or Employee, as applicable, to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Disability, Cause or Good Reason shall not waive any right of the Company or Employee hereunder or preclude the Company or Employee from asserting such fact or circumstance in enforcing the Company’s or Employee’s rights hereunder.

(g) Employment Termination Date. For purposes of this Employment Agreement, “Employment Termination Date” means the effective date of termination of the Employee’s employment hereunder, which date shall be (i) if the Employee’s employment is terminated by his death, the date of his death, (ii) if the Employee’s employment is terminated because of his Disability, the Disability Effective Date, (iii) if the Employee’s employment is terminated by the Company pursuant to a For Cause Termination, the date specified in the Notice of Termination, (iv) if the Employee’s employment is terminated by the Company pursuant to a Without Cause Termination, the date specified in the Notice of Termination, (iv) if the Employee’s employment is terminated by the Employee pursuant to a Good Reason Termination, the date on which the Notice of Termination is given, and (v) otherwise, the date on which the Notice of Termination is given, and if none is given, then the date recorded by the Company as the date of termination for purposes of its payroll records.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(h) Resignation. In the event of termination of the Employee’s employment hereunder for any reason whatsoever other than the death of the Employee, the Employee agrees that if at such time he is a member of the Board of Directors or officer of the Company or a director or officer of any of the Company’s subsidiaries, he shall promptly deliver to the Company his written resignation from all such positions, such resignation to be effective as of the Employment Termination Date.

7. Company Obligations Upon Termination of Employment.

(a) Death. If the Employee’s employment hereunder is terminated during the Employment Term by reason of the Employee’s death, the Company shall pay to the Employee’s estate, in a lump sum in cash within thirty (30) days after the Employment Termination Date, a sum equal to the Employee’s accrued and unpaid Base Salary, reimbursable expenses and vacation accrued but unpaid in each case through the Employment Termination Date, and thereafter the Company shall have no further obligation to the Employee under this Employment Agreement.

(b) Disability. If the Employee’s employment hereunder is terminated during the Employment Term by reason of the Employee’s Disability, the Company shall pay to the Employee, in a lump sum in cash within thirty (30) days after the Employment Termination Date, a sum equal to the Employee’s accrued and unpaid Base Salary, reimbursable expenses and vacation accrued but unpaid in each case through the Employment Termination Date, and thereafter the Company shall have no further obligation to the Employee under this Employment Agreement, except as provided in the immediately following sentence. In addition, the Company shall continue to provide at its expense group medical and dental insurance, as in effect on the Employment Termination Date, to the Employee and to the Employee’s immediate family for a period of six (6) months after the Employment Termination Date.

(c) For Cause Termination. If the Employee’s employment hereunder is terminated during the Employment Term pursuant to a For Cause Termination, the Company shall pay to the Employee, in a lump sum in cash within thirty (30) days after the Employment Termination Date, the Employee’s accrued and unpaid Base Salary, reimbursable expenses and vacation accrued but unpaid in each case through the Employment Termination Date, to the extent not theretofore paid, and, thereafter, the Company shall have no further obligations to the Employee under this Employment Agreement.

(d) Without Cause Termination and Good Reason Termination. If the Employee’s employment hereunder is terminated during the Employment Term by reason of a Without Cause Termination or a Good Reason Termination pursuant to Section 6(e), the Company shall pay to the Employee the Employee’s Base Salary for a period equal to the lesser of six (6) months and the remainder of the then current Employment Term, at the regularly scheduled payment intervals following the Employment Termination Date, and shall pay within thirty (30) days following the Employment Termination Date all reimbursable expenses and vacation accrued but unpaid in each case through the Employment Termination Date and shall continue to provide group medical and dental insurance at the Company’s expense, as in effect on the Employment Termination Date, to the Employee and to the Employee’s immediate family for the six-(6)-month period after the Employment Termination Date and thereafter the Company shall have no further obligation to the Employee under this Employment Agreement.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(e) Sole Remedy. The receipt of payments and/or benefits, if any, provided for under Section 7(d) shall be the Employee’s sole and exclusive remedy for any termination of his employment hereunder and shall be in lieu of any claim that he might otherwise have under this Employment Agreement against the Company arising from such termination. All payments (if any) that are to be made by, and all benefits (if any) that are to be provided by, the Company to the Employee following the Employment Termination Date shall be subject to the Employee complying with any covenants hereunder to be observed or performed by the Employee following termination of the Employee’s employment hereunder including, without limitation, Sections 9, 10, 11, and 12 hereof, except as may be otherwise expressly provided in this Employment Agreement.

(f) Release. Any severance payments due to Employee under Section 7(d) shall be contingent upon Employee executing a full and general release of any and all claims against the Company, the Board of Directors and officers of the Company and any affiliates and representatives of the Company arising out of Employee’s employment with the Company or this Employment Agreement, in a form acceptable to the Company.

(g) No Duty to Mitigate. Employee’s rights and privileges under the first sentence of Section 7(d) shall be considered severance pay in consideration of his past service to the Company, and his entitlement thereto shall neither be governed by any duty to mitigate his damages by seeking further employment nor offset by any compensation that he may receive from future employment unless such employment is a violation of Section 11 hereof.

8. Employee’s Compliance With Company Policies And The Law. The Employee shall comply fully with all Company policies, procedures and rules, as determined, promulgated and modified by the Company from time to time, including, without limitation, the Company’s policies, procedures and rules prohibiting discrimination and harassment, and concerning email and Internet use, and the Company’s Insider Trading Policy and Procedures. The Company reserves the right to add, delete or modify any Company policy, procedure or rule in its respective sole discretion. The Employee shall also comply fully with all applicable U.S. federal, state and local laws, regulations and ordinances, including, without limitation the Sarbanes-Oxley Act of 2002.

South Texas Oil Company
Psencik Employment Agreement
June 2008

9. Nondisclosure of Confidential and Proprietary Information

During the Employment Term, the Employee agrees to the following:

(a) The Employee acknowledges that during the Employment Term, the Employee will have access to and possession of trade secrets, confidential information, and proprietary information (collectively, as defined more extensively below, “Confidential Information”) of the Company, its parents, subsidiaries and affiliates and their respective customers, suppliers and other third parties that do business with them. The Employee recognizes and acknowledges that this Confidential Information is valuable, special and unique to the Company’s business, is owned solely by and is the exclusive property of the Company, is to be used only for the Company’s benefit, and that access to and knowledge thereof are essential to the performance of the Employee’s duties to the Company. During the Employment Term and, thereafter, the Employee shall keep secret and shall not use or disclose, reveal, transfer, reproduce, sell, capitalize upon or take advantage of such Confidential Information relating to the Company, its customers, suppliers or other third parties that do business with it except at the request of the Company, and in addition, the Employee shall exercise all reasonable efforts and precautions to prevent such disclosure, breach of confidentiality, or other conduct or action inconsistent herewith; provided, however, that Confidential Information may be disclosed to the extent (i) required by law or court order or (ii) generally available to the public other than by unauthorized disclosure.

(b) The term “Confidential Information,” means information in whatever form be it written, digital, graphic, electronically stored, orally transmitted or memorized concerning:

(i) the Company’s business or operations plans, strategies, portfolio, prospects or objectives;

(ii) the Company’s structure, products, product development, technology, distribution, sales, services, support and marketing plans, practices, and operations;

(iii) the prices, costs, and details of the Company’s services;

(iv) research and development, new products, licenses, operations or plans;

(v) Inventions (as defined below);

(vi) customers and customer lists, including (A) present customers, customer files and records, and (B) potential customers, prospects or targets (including without limitation, the identities of customers, names, addresses, contact, persons and the customers’ business status or needs) that the Company has identified as potential customers, prospects or targets prior to the termination of Employee’s employment for any reason under this Employment Agreement;

South Texas Oil Company
Psencik Employment Agreement
June 2008

(vii) information regarding the skills, compensation and benefits of other employees of the Company;

(viii) financial records, unpublished financial statements, financial condition, results of the Company’s operations and related information about the Company;

(ix) any other financial, commercial, business or technical information related to any of the products or services made, developed or sold by the Company or its customers.

(c)  Employee does not have an obligation to treat any information as Confidential Information that is: (A) in the public domain through no act, omission or fault of the Employee; (B) within the legitimate possession of the Employee prior to the date hereof, with no confidentiality obligations to a third party; (C) lawfully received from a third party having rights in the information without restriction, and without notice of any restriction against its further disclosure or use; (D) independently developed by the Employee without breaching this Agreement; or (E) disclosed or used by Employee with the prior written consent of the Company. If Confidential Information is required or requested to be produced by law, court order, governmental authority or other third party, the Employee shall immediately notify the Company of that requirement or request and shall assist the Company in obtaining a protective order or other appropriate relief to prevent such production. The burden of establishing the existence of these exceptions shall be the Employee’s.(d) The Employee further recognizes that the Company has received and in the future will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes, and Employee shall disclose all such Third Party Information to the Company. During the Employment Term and thereafter, the Employee shall hold Third Party Information in the strictest confidence and shall not disclose to anyone (other than Company personnel who need to know such information in connection with their work for the Company) or use, except in connection with work for the Company, Third Party Information unless expressly authorized by the Company in writing.

(e) The Employee further agrees to store and maintain all Confidential Information and Third Party Information in a secure place. On the termination of employment, Employee agrees to deliver all records, data, information, and other documents produced or acquired during the Employment Term, and all copies thereof, to the Company. Such material at all times shall remain the exclusive property of the Company, unless otherwise agreed to in writing by the Company. Upon termination of the employment, the Employee agrees to make no further use of any Confidential Information on his own behalf or on behalf of any other person or entity other than the Company.

(f)  During the Employment Term and thereafter, the Employee shall not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom the Employee has an obligation of confidentiality, and shall not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom the Employee has an obligation of confidentiality unless consented to in writing by that former employer or person.

South Texas Oil Company
Psencik Employment Agreement
June 2008

10.  Assignment of Inventions and Intellectual Property

(a) The term “Proprietary Rights” means all trade secret, trademark, service mark, patent, copyright, mask work and other intellectual property rights throughout the world. The term “Inventions” means all trade secrets, proprietary information, trade and service marks, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, technology, writings, software programs, other works of authorship, know how, discoveries, developments, designs, techniques, schematics, manuals, drawings, computer disks and programs, employee suggestions, development tools, computer printouts or any claim of rights (or any related improvements or modifications to the foregoing).

(b) In consideration of the Employee’s employment, the Employee hereby assigns and agrees to assign in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in an tangible medium, as applicable) to the Company all right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by the Employee, either alone or jointly with others, during or at any time before or after the period of employment with the Company, which (i) relate to methods, apparatus, designs, products, processes or devices sold, leased, used or under construction or development by the Company or any subsidiary or otherwise relate to or pertain to the actual or anticipated business, functions, operations, research or development of the Company or any subsidiary, (ii) arise (wholly or partly) from the Employee’s efforts during any time that the Employee is either physically present on the Company’s premises or utilizing any physical or intellectual property owned or leased by the Company, or (iii) are based on any information or knowledge gained by the Employee through his or her employment with the Company. Inventions assigned to the Company, or to a third party as directed by the Company pursuant to this Section, are hereinafter referred to as “Company Inventions.”

(c) During the Employment Term and for eighteen (18) months thereafter, the Employee shall promptly disclose to the Company, fully and in writing, all Inventions authored, conceived or reduced to practice by the Employee, either alone or jointly with others. In addition, the Employee shall promptly disclose to the Company all patent applications filed by the Employee or on behalf of the Employee within eighteen (18) months after termination of employment. At the time of each such disclosure, the Employee shall advise the Company in writing of any Inventions that he believes fully qualifies for protection under the Law; and the Employee shall at that time provide to the Company in writing all evidence necessary to substantiate that belief.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(d) The Employee also agrees to assign all right, title and interest in and to any particular Company Invention to a third party, as directed by the Company.

(e) The Employee shall assist the Company in every proper way to obtain, and from time to time enforce, the Company’s Proprietary Rights relating to Company Inventions in any and all countries. To that end the Employee shall execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and the assignment thereof. In addition, the Employee shall execute, verify and deliver assignments of such Proprietary Rights to the Company or its designee. The Employee’s obligation to assist the Company with respect to Proprietary Rights relating to such Company Inventions in any and all countries shall continue beyond the termination of employment, and the Company shall provide compensation at a reasonable rate after termination for the time actually spent by the Employee at the Company’s request on any such assistance.

(f) In the event the Company is unable for any reason, after reasonable effort, to secure the Employee’s signature on any document needed in connection with the actions specified in the preceding paragraph, the Employee hereby irrevocably appoints the Company and its duly authorized officers and agents as the Employee’s agent and attorney in fact to act for and in his or her behalf to sign, execute, verify and file any and all documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by the Employee. The Employee hereby waives and quitclaims to the Company any and all claims, of any nature whatsoever, which the Employee now or may hereafter have for infringement of any proprietary rights assigned to the Company.

(g) Notwithstanding the foregoing, the Employee shall not be prohibited by this Section 10 from using, after the Employment Term, ideas, data, technology, know how or techniques that are acquired or generated from the general knowledge of the industry that the Company is engaged in.

11. Non-Competition.

(a) Employee will, as a result of his employment with the Company, be involved with and exposed to substantial business resources and assets of the Company and certain of its affiliates and will develop additional contacts and relationships with numerous individuals and companies, which are also involved in the business of the Company or businesses related thereto. Such individuals and organizations will have business and contractual relationships with the Company and/or its affiliates that will be a valuable asset thereof. The Employee also recognizes and agrees with the Company that the services which the Employee will render during the Employment Term are unique, special and of extraordinary character, that the Company will be substantially dependent upon such services to develop and market its products and to earn a profit, and that the application of the Employee’s knowledge and services to any competitive business would be substantially detrimental to the Company. Accordingly, in consideration for employment by the Company and compensation and other benefits, including any compensation the Employee may receive pursuant to this Employment Agreement after his employment is terminated, the Employee shall not, directly or indirectly (whether as an employee, officer, executive, director, manager, stockholder, member, lender, consultant or any other capacity), during the Employment Term, and for a period of six (6) months after termination thereof for any reason whatsoever, engage in any business or activity or otherwise compete anywhere in the United States, with any business or activity that is competitive with any business or activity engaged in by the Company or any of its subsidiaries or affiliates or contemplated to be engaged in (as of the time of the termination of employment) by the Company or any such subsidiary or affiliate. In addition, for a period of two (2) years from the end of Employment Term the Employee shall not induce or attempt to induce any person or entity that is engaged in any business activity or relationship with the Company or any subsidiary or affiliate of the Company to terminate that activity or relationship to reduce such activity or relationship.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(b) The term “compete” as used herein means to engage, directly or indirectly, either as a proprietor, partner, employee, commissioned salesperson, agent, consultant, director, officer, stockholder or in any other capacity or manner whatsoever. The provisions of this Section shall not prevent the Employee from investing any assets in securities of any publicly-traded corporation, provided that such investments do not, directly or indirectly, result in the Employee, his spouse or his children collectively (i) owning beneficially at any time five percent (5%) or more of the equity securities of any corporation engaged in a business competitive with the Company, or (ii) otherwise being able to control or actively participate in the business decisions of such corporation.

12. Non-Solicitation.

For the Employment Term and for two (2) years after the termination thereof, the Employee shall not (i) induce, solicit or seek to influence, either directly or indirectly, any employee of, or any person under written contract with, Company or any of its affiliates, to leave the employ of Company, any of its affiliates or any division of either, or to enter into any employment agreement, independent contractor arrangement, or any other arrangement whereby such individual would perform services for compensation, either directly or indirectly, for any person, firm, corporation or other entity engaged in business in competition with Company or any of its affiliates, or (ii) solicit any third party with whom the Company or any of its subsidiaries has a mineral rights contract, a joint operating agreement or a partnership interest, or solicit any such third party that has been identified by the Company as a prospect for a mineral rights contract or a joint operating agreement or a partnership interest, or to which a marketing proposal or presentation was made during the twelve-12-month period immediately preceding termination of Employee’s employment with Company (other than on behalf of Company) for any business of the type conducted by Company.

South Texas Oil Company
Psencik Employment Agreement
June 2008

13. No Conflicting Obligations.

The Employee represents and warrants that the Employee has the full right and authority to enter into this Employment Agreement and to render the services as required under this Employment Agreement, and that the execution, delivery, and performance by the Employee of this Employment Agreement do not and will not conflict with or result in a violation of any provision of, or constitute a default under, any contract, agreement,, instrument, or obligation to which the Employee is a party or by which the Employee is bound, including any agreement to keep in confidence information acquired by the Employee in confidence or in trust prior to employment by the Company. The Employee shall not enter into any agreement or business relationship or incur any obligations to any third party following the date hereof that may conflict with, or interfere with the Employee’s abilities to perform, the Employees duties and responsibilities pursuant to this Employment Agreement.

14. Return of Company Property.

When the Employee leaves the employ of the Company, the Employee shall deliver to the Company (and shall not keep in his possession, recreate or deliver to anyone else) any and all devices, records, recordings, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, computer materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded), belonging to the Company, its successors or assigns. The Employee further agrees that any property situated on the Company’s premises and owned by the Company, including computer disks and other digital, analog or hard copy storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, the Employee shall cooperate with the Company in completing and signing the Company’s termination statement for management personnel.

15. Notification of New Employer.

In the event that the Employee leaves the employ of the Company, the Employee hereby agrees to notify his new employer of those of the Employee’s obligations which are continuing under this Employment Agreement after the termination hereof.

16. Remedies.

(a) The Company shall be entitled to equitable relief, including injunctive relief and specific performance as against the Employee and his agents, without the requirement of posting bond or other security or proving actual damages or irreparable injury, for the Employee’s or his agent’s threatened or actual breach of Section 8, 9, 10, 11, or 12 of this Employment Agreement, as money damages for a breach thereof would be incapable of precise estimation, uncertain, and an insufficient remedy for an actual or threatened breach of Section 8, 9, 10, 11, or 12 of this Employment Agreement. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach of Section 8, 9, 10, 11, and 12 of this Employment Agreement, including the recovery of damages.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(b)  The prevailing party in any legal actions arising under this Employment Agreement shall be reimbursed in full the legal fees for enforcement in favor of such prevailing party.

17. Public Statements.

Employee agrees that he shall not make any speeches, publish articles, appear as a guest or a commentator on any television or radio show or issue statements to the press regarding, or that in anyway pertain to, the Company or to Employee’s employment with same without the Company’s prior approval unless pursuant to the Employee’s duties to the Company. Violation of this provision by Employee is a material breach of this Employment Agreement.

18. Notices.

Any notices, requests, demands or other communications required or permitted under this Employment Agreement shall be in writing and shall be deemed to have been given when delivered personally or three (3) days after being mailed by certified mail, return receipt requested, addressed to the party being notified at the address of such party first set forth herein, or at such other address as such party may hereafter have designated by notice; provided, however, that any notice of change of address shall not be effective until its receipt by the party to be charged therewith.

19. Miscellaneous.

(a) The Company shall use its commercially reasonable efforts (i) to hold a meeting of stockholders on or before September 30, 2008 and to cause one or more equity compensation plans constituting an Option Plan to be submitted to the Company’s stockholders for approval at such meeting, or (ii) otherwise to cause such plan(s) to be duly approved by the Company’s stockholders on or before such date and all related notices, correspondence and other documents necessary for such plan(s) to be effective and to permit the Equity Awards to be issued thereunder, to be executed, mailed, delivered, posted on the internet and/or filed, as applicable.

(b) Employee represents, warrants and covenants to the Company that (i) this Employment Agreement constitutes the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Employment Agreement by Employee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject, and (ii) the Employee is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement with any Person, other than the Employment Agreement between Employee and Sonterra Resources, Inc. dated February 14, 2008.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(c) Telephones, stationery, postage, e-mail, the internet and other resources made available to the Employee by the Company are solely for the furtherance of the Company business.

(d) All construction and interpretation of this Employment Agreement shall be governed by and construed in accord with the internal laws of the State of Texas, without giving effect to that State’s principles of conflicts of law.

(e) The Employee and the Company agree that any provision of this Employment Agreement deemed unenforceable or invalid by any court of competent jurisdiction, such provision shall be reformed and modified to make such provision valid and to permit enforcement of the objectionable provision to the fullest permissible extent. It is the intent of the Company and the Employee that this Employment Agreement be enforced to the fullest extent permitted by applicable law. Any provision of this Employment Agreement deemed unenforceable after modification shall be deemed stricken from this Employment Agreement, with the remainder of the Employment Agreement being given its full force and effect. If any term or other provision of this Employment Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Employment Agreement shall nevertheless remain in full force and effect.

(f) Any waiver granted by a party of any breach of or failure to comply with any provision or condition of this Employment Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this Employment Agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this Employment Agreement shall be effective unless in a written instrument signed by the party granting the waiver.

(g) The Employee and the Company independently have made all inquiries regarding the qualifications and business affairs of the other which either party deems necessary. The Employee affirms that the Employee is knowledgeable and sophisticated as to business matters, including the subject matter of this Employment Agreement, and has read and fully understands this Employment Agreement’s meaning and legally binding effect. The Employee further affirms that, prior to assenting to the terms of this Employment Agreement, the Employee had been provided with a reasonable time to review it, consult with counsel of the Employee’s own choice, and to negotiate at arm’s length with the Company as to the contents of the Employment Agreement. The Employee further affirms that the provisions in this Employment Agreement represent accurately the expression of the parties’ mutual intent, and that the Employee has entered into this Employment Agreement freely and voluntarily and without pressure or coercion from anyone. Each party assumes the risk of any misrepresentation or mistaken understanding or belief relied upon by either party in entering into this Employment Agreement. In resolving any dispute or construing any term or provision in this Employment Agreement, there shall be no presumption made or inference drawn because of the inclusion of a provision not contained in a prior draft or the deletion of a provision contained in a prior draft. The parties acknowledge and agree that this Employment Agreement was negotiated and drafted with each party being represented by competent counsel of its choice and with each party having an opportunity to participate in the drafting of the provisions hereof and shall therefore be construed as if drafted jointly by the parties.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(h) Employee agrees that Employee’s obligations under Sections 8, 9, 10, 11, and 12 of this Employment Agreement will continue in effect after termination of Employee’s employment for any reason, except as otherwise specifically provided herein. Employee’s obligations under this Employment Agreement also will be binding upon Employee’s heirs, executors, assigns, and administrators and will inure to the benefit of the Company, its subsidiaries, successors, and assigns.

(i) The Company and the Employee agree that the Employee’s obligations to the Company during the Employee’s employment with the Company, as well as any other obligation of the Employee under this Employment Agreement, may be assigned to any successor in interest to the Company or any division or affiliate of the Company in its sole discretion and without additional consideration or prior notice to the Employee, but that nothing requires the Company to do so. The Employee’s obligations under this Employment Agreement are personal in nature and may not be assigned by the Employee to any other person or entity.

(j) This Employment Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersede all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein. This Employment Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto.

(k) This Employment Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Employment Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party, each other party shall promptly re-execute an original form of this Employment Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Employment Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

South Texas Oil Company
Psencik Employment Agreement
June 2008

(l) The headings of this Employment Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Employment Agreement.

[Signature page follows]

South Texas Oil Company
Psencik Employment Agreement
June 2008

IN WITNESS WHEREOF, the parties have executed and delivered this Employment Agreement on the date first above written.

SOUTH TEXAS OIL COMPANY

By:
Name:
Title:

EMPLOYEE:

Wayne Psencik

Address:

South Texas Oil Company
Psencik Employment Agreement
June 2008

EXHIBIT A

PERFORMANCE OPTIONS

Performance Periods

The performance period for the Performance Options is that period commencing on the first day of the Employment Term and ending on the earlier of December 31, 2011 and the date of the termination of Employee’s employment by the Company.

“Percentage Performance Option Shares” means that number of shares, expressed as a percentage of the total amount of shares of Common Stock underlying the Performance Option, as set forth below. Vesting of Percentage Performance Option Shares shall occur upon the achievement of two (2) separate incremental Performance Objectives measures (a Production Objective and a Reserve Objective), with the vesting of fifty percent (50%) of the Percentage Performance Option Shares based on the incremental achievement of measures of each Performance Objective, as set forth below.

Performance Objectives

The “Performance Objectives” for each of the Percentage Performance Option Shares are as follows:

20% Percentage Performance Option Shares

1.
“Production Objective” – The Company's production of crude oil and natural gas at a monthly average of 500 BOE per day (net)  for a period of three (3) consecutive months, as reported by the Company in a Current Report on Form 8-K (an “Interim Report”), as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 20% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

2.
“Reserve Objective” – An increase in the Company's proven crude oil and natural gas reserves of fifty percent (50%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to the Company's proven crude oil and natural gas reserves as set forth in the Netherland, Sewell & Associates, Inc. Independent Reserve Report, as of December 31, 2007 (the “NSAI 2007 Report”). The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 20% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

South Texas Oil Company
Psencik Employment Agreement
June 2008

35% Percentage Performance Option Awards

1.
“Production Objective” – The Company's production of crude oil and natural gas at a monthly average of 1,000 BOE per day (net) for a period of three (3) consecutive months, as reported by the Company in an Interim Report as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an interim report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 35% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

2.
“Reserve Objective” – An increase in the Company's proven crude oil and natural gas reserves of one hundred fifty percent (150%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to the Company's proven crude oil and natural gas reserves as set forth in the NSAI 2007 Report. The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 35% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

45% Percentage Performance Option Awards

1.
“Production Objective” – The Company's production of crude oil and natural gas at a monthly average of 1,500 BOE per day (net) for a period of three (3) consecutive months, as reported by the Company in an Interim Report as filed with the Securities and Exchange Commission (“SEC”). Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the achievement of this Production Objective, Employee shall vest in 50% of the 45% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

2.
“Reserve Objective” – An increase in the Company's proven crude oil and natural gas reserves of two hundred fifty percent (250%), measured as of any date subsequent to the commencement of the Extended Term of this Employment Agreement, compared to Company's proven crude oil and natural gas reserves as set forth in the NSAI 2007 Report. The amount of such reserves shall be determined in accordance with SEC guidelines and based on an independent reserve report prepared in good faith by an independent, registered Petroleum Engineer in a form acceptable to the Company (an “Independent Reserve Report”); provided that the Independent Reserve Report shall be valid for such purposes only if the Petroleum Engineer that prepared it has properly certified its accurateness. Upon the Company’s filing with the SEC of an Interim Report containing the disclosure of the Independent Reserve Report and achievement of this Reserve Objective, Employee shall vest in 50% of the 45% Percentage Performance Option Shares as set forth in the Performance Option Vesting Schedule below.

South Texas Oil Company
Psencik Employment Agreement
June 2008

Performance Option Vesting Schedule

Percentage Performance Option Shares under Performance Option	Production Objective	Shares that Vest based on Achievement of Production Objective	Reserve Objective	Shares that Vest based on Achievement of Reserve Objective	Total of Percentage Performance Option Shares to Vest
20%	500 BOE (net)	83,334	50 percent	83,334	166,668
35%	1,000 BOE (net)	145,833	150 percent	145,833	291,666
45%	1,500 BOE (net)	187,500	250 percent	187,500	375,000
Total Options		416,667		416,667	833,334

South Texas Oil Company
Psencik Employment Agreement
June 2008

EXHIBIT B

STOCK OPTION AGREEMENT

South Texas Oil Company
Psencik Employment Agreement
June 2008